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                                                                   EXHIBIT 99.2

                                  AMSURG CORP.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmSurg Corp. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Claire M. Gulmi, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Claire M. Gulmi
                                       -----------------------------------------
                                       Claire M. Gulmi
                                       Senior Vice President and
                                       Chief Financial Officer of
                                       the Company

                                       May 14, 2003

A signed original of this written statement required by Section 906 has been provided to AmSurg Corp. and will be retained by AmSurg Corp. and furnished to the Securities and Exchange Commission or its staff upon request.